Exhibit 99.1

NEWS RELEASE

Release No. 117-07-07

414 Union Street, Suite 2000	Contact:
Nashville, TN 37219-1711	Mary Cohn (Media Relations)
615.986.5600	615-986-5886
Fax: 615.986.5666	Mike Kinney / Becky Barckley (Investor Relations)
615-986-5600

FOR RELEASE AT 8:00 A.M. (ET) MONDAY, OCTOBER 29, 2007

LP Reports Third Quarter 2007 Results

Louisiana-Pacific Corporation (LP) (NYSE: LPX) reported today a third quarter net loss of $68 million, or $0.65 per diluted share, on sales from continuing operations of $473 million. In the third quarter of 2006, LP’s net income was $9.5 million, or $0.09 per diluted share, on sales from continuing operations of $527 million. For the first nine months of 2007, LP reported a net loss of $128 million, or $1.23 per diluted share, on sales from continuing operations of $1.3 billion compared to net income of $148 million, or $1.40 per diluted share, on sales from continuing operations of $1.8 billion for the first nine months of 2006.

For the third quarter of 2007, loss from continuing operations was $55 million, or $0.52 per diluted share. In the third quarter of 2006, LP’s income from continuing operations was $12 million, or $0.12 per diluted share. For the first nine months of 2007, loss from continuing operations was $106 million, or $1.02 per diluted share. For the first nine months of 2006, income from continuing operations was $153 million, or $1.45 per diluted share. Results for the quarter and first nine months of 2007 included charges for impairments of long-lived assets and other net operating charges totaling $48 million ($29 million after tax, or $0.28 per diluted share) for the quarter and $34 million ($21 million after tax, or $0.20 per diluted shares) for the nine month period.

“Both the continued deterioration in the market for new residential construction and the rising Canadian dollar drove our third-quarter operating results down,” said Chief Executive Officer Rick Frost. “In addition, the negative near-term housing forecast led us to curtail production at several operations and to permanently close two mills.”

At 11:00 a.m. ET (8:00 a.m. PT) today, LP will host a webcast on its third quarter 2007 financial results. To access the live webcast and accompanying presentation, visit www.lpcorp.com and go to the “Investor Relations” section from the main menu.

LP is a premier supplier of building materials, delivering innovative, high-quality commodity and specialty products to its retail, wholesale, homebuilding and industrial customers. Visit LP’s web site at www.lpcorp.com for additional information on the company.

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FORWARD LOOKING STATEMENTS

This news release contains statements concerning Louisiana-Pacific Corporation’s (LP) future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The matters addressed in these statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts, market demand for the company’s products, and prices for structural products; the effect of forestry, land use, environmental and other governmental regulations; the ability to obtain regulatory approvals; and the risk of losses from fires, floods and other natural disasters. These and other factors that could cause or contribute to actual results differing materially from those contemplated by such forward-looking statements are discussed in greater detail in the company’s Securities and Exchange Commission filings.

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

FINANCIAL AND QUARTERLY DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Net sales	$472.5	$527.0	$1,328.3	$1,819.2

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	$(88.0)	$12.6	$(173.6)	$215.5

Income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net	$(25.4)	$11.1	$(85.5)	$152.2

Income (loss) from continuing operations	$(54.6)	$12.3	$(106.2)	$153.4

Net income (loss)	$(67.8)	$9.5	$(128.4)	$148.3

Net income (loss) per share - basic	$(0.65)	$0.09	$(1.23)	$1.41
- diluted	$(0.65)	$0.09	$(1.23)	$1.40

Average shares outstanding (in millions)
Basic	103.6	104.9	104.0	105.5
Diluted	103.6	105.2	104.0	106.0

Calculation of income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net:

Income (loss) from continuing operations	$(54.6)	$12.3	$(106.2)	$153.4

(Gain) loss on sale or impairment of long-lived assets	48.4	0.9	53.6	0.9
Other operating credits and charges, net	(0.7)	(2.9)	(19.9)	(2.8)
	47.7	(2.0)	33.7	(1.9)
Provision (benefit) for income taxes on above items	(18.5)	0.8	(13.0)	0.7
	29.2	(1.2)	20.7	(1.2)

	$(25.4)	$11.1	$(85.5)	$152.2

Per share - basic	$(0.24)	$0.11	$(0.82)	$1.44
Per share - diluted	$(0.24)	$0.10	$(0.82)	$1.43

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Net sales	$472.5	$527.0	$1,328.3	$1,819.2
Operating costs and expenses:
Cost of sales	446.6	460.8	1,275.9	1,417.4
Depreciation, amortization and cost of timber harvested	27.2	30.8	83.1	94.8
Selling and administrative	36.7	38.3	115.2	118.0
(Gain) loss on sale or impairment of long-lived assets	48.4	0.9	53.6	0.9
Other operating credits and charges, net	(0.7)	(2.9)	(19.9)	(2.8)
Total operating costs and expenses	558.2	527.9	1,507.9	1,628.3
Income (loss) from operations	(85.7)	(0.9)	(179.6)	190.9
Non-operating income (expense):
Foreign currency exchange loss	(15.0)	(0.2)	(30.5)	(8.7)
Interest expense, net of capitalized interest	(7.7)	(11.2)	(27.7)	(38.9)
Investment income	20.4	24.9	64.2	72.2
Total non-operating income (expense)	(2.3)	13.5	6.0	24.6
Income (loss) before taxes and equity in earnings of unconsolidated affiliates	(88.0)	12.6	(173.6)	215.5
Provision (benefit) for income taxes	(37.5)	(3.6)	(79.7)	59.7
Equity in loss of unconsolidated affiliates	4.1	3.9	12.3	2.4
Income (loss) from continuing operations	(54.6)	12.3	(106.2)	153.4

Discontinued operations:
Loss from discontinued operations before income taxes	(21.4)	(4.5)	(36.2)	(8.3)
Income tax benefit	(8.2)	(1.7)	(14.0)	(3.2)
Loss from discontinued operations	(13.2)	(2.8)	(22.2)	(5.1)
Net income (loss)	$(67.8)	$9.5	$(128.4)	$148.3
Net income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$(0.52)	$0.12	$(1.02)	$1.45
Loss from discontinued operations	(0.13)	(0.03)	(0.21)	(0.05)
Net income (loss) per share - basic	$(0.65)	$0.09	$(1.23)	$1.41
Net income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$(0.52)	$0.12	$(1.02)	$1.45
Loss from discontinued operations	(0.13)	(0.03)	(0.21)	(0.05)
Net income (loss) per share - diluted	$(0.65)	$0.09	$(1.23)	$1.40

Average shares of stock outstanding - basic	103.6	104.9	104.0	105.5
Average shares of stock outstanding - diluted	103.6	105.2	104.0	106.0

CONDENSED CONSOLIDATED BALANCE SHEETS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	September 30, 2007	December 31, 2006
ASSETS
Cash and cash equivalents	$345.1	$265.7
Short-term investments	444.4	797.0
Receivables, net	219.2	157.4
Inventories	222.5	221.6
Prepaid expenses and other current assets	11.4	9.3
Deferred income taxes	8.8	28.5
Current portion of notes receivable from asset sales	54.4	—
Current assets of discontinued operations	10.1	24.5
Total current assets	1,315.9	1,504.0
Timber and timberlands	63.8	98.7
Property, plant and equipment	2,152.1	1,986.1
Accumulated depreciation	(1,182.1)	(1,135.7)
Net property, plant and equipment	970.0	850.4
Goodwill	273.5	273.5
Notes receivable from asset sales	278.6	333.0
Long-term investments	70.8	40.4
Restricted cash	56.5	51.8
Investments in and advances to affiliates	205.5	212.9
Other assets	31.2	27.1
Long-term assets of discontinued operations	25.0	44.6
Total assets	$3,290.8	$3,436.4
LIABILITIES AND EQUITY
Current portion of long-term debt	$0.2	$0.4
Current portion of limited recourse notes payable	53.5	—
Short-term notes payable	40.2	3.0
Accounts payable and accrued liabilities	233.8	237.9
Current portion of deferred tax liabilities	14.6	14.6
Current portion of contingency reserves	9.0	9.0
Total current liabilities	351.3	264.9
Long-term debt, excluding current portion:
Limited recourse notes payable	273.3	326.8
Other long-term debt	353.2	317.8
Total long-term debt, excluding current portion	626.5	644.6
Contingency reserves, excluding current portion	18.1	25.6
Other long-term liabilities	83.3	70.0
Deferred income taxes	326.4	363.9
Commitments and contingencies
Stockholders’ equity:
Common stock	116.9	116.9
Additional paid-in capital	437.5	435.8
Retained earnings	1,697.0	1,870.2
Treasury stock	(296.7)	(284.0)
Accumulated comprehensive loss	(69.5)	(71.5)
Total stockholders’ equity	1,885.2	2,067.4
Total liabilities and equity	$3,290.8	$3,436.4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	Nine Months Ended September 30,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(128.4)	$148.3
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Depreciation, amortization and cost of timber harvested	84.9	99.7
Loss from unconsolidated affiliates	12.3	2.4
(Gain) loss on sale or impairment of long-lived assets	72.5	0.4
Other operating charges and credits, net	(2.0)	(2.6)
Net accretion on available for sale securities	(8.1)	(10.4)
Stock-based compensation expense related to stock plans	5.2	4.8
Excess tax benefits from stock-based compensation	—	(3.3)
Exchange loss on remeasurement	37.2	17.0
Cash settlement of contingencies	(10.0)	(10.8)
Other adjustments	(0.1)	(0.8)
(Increase) decrease in receivables	(53.6)	24.0
Decrease in inventories	21.6	8.0
Increase in prepaid expenses	(2.0)	(1.6)
Decrease in accounts payable and accrued liabilities	(12.2)	(35.0)
Decrease in deferred income taxes	(22.0)	(46.8)
Net cash provided by (used in) operating activities	(4.7)	193.3

CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant, and equipment additions	(221.3)	(122.5)
Proceeds from asset sales	2.7	2.6
Investments in and advances to joint ventures	(4.7)	(6.6)
Receipt of proceeds from notes receivable	—	70.8
Cash paid for purchase of investments	(2,187.1)	(4,627.1)
Proceeds from sales of investments	2,517.0	4,436.8
(Increase) decrease in restricted cash under letter of credit requirements	(14.5)	16.2
Net cash provided by (used in) investing activities	92.1	(229.8)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	17.0	—
Repayment of debt	(0.3)	(190.7)
Net borrowings under revolving credit agreements	37.2	—
Sale of common stock under equity plans	2.9	5.5
Purchase of treasury stock	(18.3)	(41.1)
Payment of cash dividends	(46.9)	(47.5)
Excess tax benefits from stock-based compensation	—	3.3
Net cash used in financing activities	(8.4)	(270.5)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	0.4	(4.9)

Net increase (decrease) in cash and cash equivalents	79.4	(311.9)
Cash and cash equivalents at beginning of period	265.7	607.6

Cash and cash equivalents at end of period	$345.1	$295.7

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SELECTED SEGMENT INFORMATION

(Dollar amounts in millions) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
Dollar amounts in millions	2007	2006	2007	2006

Net sales:
OSB	$228.0	$275.7	$640.1	$1,028.0
Siding	122.2	137.1	357.2	406.6
Engineered Wood Products	92.5	92.7	258.4	315.0
Other	32.2	21.5	80.0	69.6
Less: Intersegment sales	(2.4)	—	(7.4)	—
	$472.5	$527.0	$1,328.3	$1,819.2

Operating profit (loss):
OSB	$(31.7)	$(9.3)	$(140.8)	$164.0
Siding	11.3	19.0	37.9	60.7
Engineered Wood Products	3.3	8.3	13.6	28.6
Other	(3.5)	(1.1)	(4.3)	8.5
Other operating credits and charges, net	0.7	2.9	19.9	2.8
Gain (loss) on sales of and impairment of long-lived assets	(48.4)	(0.9)	(53.6)	(0.9)
General corporate and other expenses, net	(21.5)	(23.7)	(64.6)	(75.2)
Foreign currency losses	(15.0)	(0.2)	(30.5)	(8.7)
Investment income	20.4	24.9	64.2	72.2
Interest expense, net of capitalized interest	(7.7)	(11.2)	(27.7)	(38.9)
Income (loss) from operations before taxes	(92.1)	8.7	(185.9)	213.1
Provision (benefit) for income taxes	(37.5)	(3.6)	(79.7)	59.7
Income (loss) from continuing operations	$(54.6)	$12.3	$(106.2)	$153.4

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

1.               Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

2.               As of January 1, 2007, LP adopted Financial Accounting Standards Board (FASB) Staff Position AUG AIR-1, “Accounting for Planned Major Maintenance Activities” and FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” and accordingly adjusted the beginning balance of retained earnings for these standards.

3.               LP has announced its intent to divest its decking operations. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” LP is required to account for the businesses anticipated to be sold within one year as discontinued operations. Accordingly, commencing with the quarter ended June 30, 2007, LP is classifying its decking operations as discontinued operations and has reclassified all periods presented in the same manner.

4. The major components of “Other operating credits and charges, net” and “(Gain) loss on sale or impairment of long lived assets” in the Consolidated Statements of Income for the quarter and nine month period ended September 30 are described below:

In the first quarter of 2007, LP recorded a charge of $5.0 million to reduce the carrying value of a sawmill mill located in Quebec to the estimated sales price less selling costs.

In the second quarter of 2007, LP recorded a gain of $17.7 million associated with proceeds received associated with a favorable verdict on a legal suit associated with our insurance on hardboard siding and a gain of $1.5 million associated with a settlement with the Canadian government on the reduction of certain of LP’s timber licenses in British Columbia.

In the third quarter of 2007, LP recorded a further gain of $0.6 associated with a favorable verdict on a legal suit associated with our insurance on hardboard siding, a charge of $1.5 million to reduce the carrying value of a laminated veneer lumber mill located in Hines, Oregon to the estimated sales prices less selling costs and a charge of $47.3 million to reduce the carrying value and associated timber assets of an Eastern Canadian OSB mill to its net realizable value.

In the third quarter of 2006, LP recorded a gain of $2.8 million associated with insurance recoveries related to the hurricanes which occurred in the third and fourth quarter of 2005.

5. Income Taxes

	Quarter Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Continuing operations	$(92.1)	$8.7	$(185.9)	$213.1
Discontinued operations	(21.4)	(4.5)	(36.2)	(8.3)
	(113.5)	4.2	(222.1)	204.8
Total tax provision (benefit)	(45.7)	(5.3)	(93.7)	56.5
Net income (loss)	$(67.8)	$9.5	$(128.4)	$148.3

Accounting standards require that income tax expense be determined by applying the estimated annual effective tax rate (based upon estimated annual amounts of taxable income and expense) by income component for the year applied to year-to-date income or loss at the end of each quarter, further adjusted by any changes in reserve requirements or the impact of statutory tax rate changes, if any. Each quarter the income tax accrual is adjusted to the latest estimate and the difference from the previously accrued year-to-date balance is adjusted to the current quarter.

For the nine months ended September 30, 2007, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relates to the company’s foreign debt structure, state income taxes and the favorable resolution of an outstanding state tax contingency. For the nine months ended September 30, 2006, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relate to the company’s foreign debt structure, state income taxes, and a second quarter reduction in LP’s Canadian deferred tax liabilities due to an enacted decrease in the statutory income tax rate.

The components and associated effective income tax rates applied to each period are as follows:

	Quarter Ended September 30,
	2007		2006
	Tax Benefit	Tax Rate	Tax Benefit	Tax Rate
Continuing operations	$(37.5)	41%	$(3.6)	(41)%
Discontinued operations	(8.2)	38%	(1.7)	38%
	$(45.7)	40%	$(5.3)	(126)%

	Nine Months Ended September 30,
	2007		2006
	Tax Benefit	Tax Rate	Tax Provision (Benefit)	Tax Rate
Continuing operations	$(79.7)	43%	$59.7	28%
Discontinued operations	(14.0)	39%	(3.2)	39%
	$(93.7)	42%	$56.5	28%

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SUMMARY OF PRODUCTION VOLUMES

	Quarter Ended September 30		Nine Months Ended September 30
	2007	2006	2007	2006

Oriented strand board, million square feet 3/8” basis (1)	1,384	1,490	4,192	4,548

Oriented strand board, million square feet 3/8” basis (produced by wood-based siding mills)	33	67	147	201

Wood-based siding, million square feet 3/8” basis	176	245	665	758

Engineered I-Joist, million lineal feet (1)	34	29	105	124

Laminated veneer lumber (LVL), thousand cubic feet	2,388	1,973	6,719	7,962

(1) Includes volumes produced by joint venture operations and sold to LP.